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                                                                    EXHIBIT 99.1

                             KEYSTONE PROPERTY TRUST
                   200 FOUR FALLS CORPORATE CENTER, SUITE 208
                           WEST CONSHOHOCKEN, PA 19428

August 14, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:
Keystone Property Trust
Quarterly Report on Form 10Q for the quarter ended June 30, 2002



Ladies and Gentlemen:


Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above referenced periodic report.


Very truly yours,
KEYSTONE PROPERTY TRUST
By:                    /s/ TIMOTHY E. MCKENNA
                       ----------------------
                       Timothy E. McKenna
                       Chief Financial Officer